UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 6, 2007


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                               Digital River, Inc.
               (Exact name of registrant as specified in charter)

             Delaware                000-24643               41-1901640
  (State or other jurisdiction      (Commission            (IRS Employer
         of incorporation)          File Number)         Identification No.)

      9625 West 76th Street, Eden Prairie, MN               55344
     (Address of principal executive offices)             (Zip Code)

                                 (952) 253-1234
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.

     On February 6, 2007, Digital River, Inc. (the "Company") announced that the Special Committee of its Board of Directors had reported its findings after an internal review into the Company's stock option practices. A copy of the press release issued by the Company in connection with the Special Committee's report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

Exhibit
Number                                   Description
---------  ---------------------------------------------------------------------
99.1       Text of Press Release issued by Digital River, Inc. dated February 6,
           2007.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           Digital River, Inc.

Date: February 6, 2007                     By:  /s/ Thomas M. Donnelly
                                                --------------------------------

                                                Thomas M. Donnelly
                                                Chief Financial Officer


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                                  EXHIBIT INDEX

   Exhibit
     No.             Description
  ---------          ------------------------------

    99.1             Press release dated February 6, 2007.